UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

Li-Cycle Holdings Corp.

(Exact name of registrant as specified in its charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Li-Cycle Holdings Corp. (the “Company”) has issued certain convertible notes that are currently held by Glencore Canada Corporation (“Glencore”), as amended and restated from time to time and most recently on January 31, 2025, being (a) the senior secured convertible note originally issued and sold to Glencore on March 25, 2024 (the “Senior Secured Glencore Convertible Note”), (b) the first amended and restated convertible note originally issued to Glencore Ltd. on May 31, 2022 (the “First A&R Glencore Convertible Note”) and (c) the second amended and restated convertible note originally issued to Glencore Ltd. on May 31, 2022 (the “Second A&R Glencore Convertible Note” and together with the First A&R Glencore Convertible Note and the Senior Secured Glencore Convertible Note, the “Glencore Notes”). In addition, on September 29, 2021, the Company issued a convertible note (as amended and supplemented from time to time, the “Koch Note”) that is currently held by Wood River Capital, LLC (“Wood River”).

Among other things, the Glencore Notes and the Koch Note each provide that the OTC US Market is an “Eligible Market” (as defined therein) for the common shares of the Company (the “Common Shares”), so long as the market capitalization of the Company meets certain minimum requirements.

On February 25, 2025, the Company obtained waivers from each of Glencore (the “Glencore Waiver”) and Wood River (the “Koch Waiver”, and together with the Glencore Waiver, the “Waivers”), waiving, among other things, the minimum market capitalization requirements for quoting Common Shares on the OTC US Market, such that the OTC US Market will be an “Eligible Market” under the terms of both the Glencore Notes and the Koch Note, in each case during a period from February 25, 2025 to and including April 30, 2025, subject to the terms and conditions thereof.

The foregoing description of the Glencore Waiver and the Koch Waiver does not purport to be complete and is qualified in its entirety by reference to the complete text of the Glencore Waiver and the Koch Waiver, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 26, 2025, the Company received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating that it has determined to commence proceedings to delist the Common Shares as a result of the Company being not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Common Shares was less than $1.00 over a consecutive 30 trading-day period and the Company had effected a reverse stock split over the prior one-year period. Trading in the Common Shares on the NYSE was suspended immediately after market close on February 26, 2025.

The Company has decided not to appeal the NYSE’s delisting determination. The Company expects that the NYSE will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Common Shares from the NYSE, which would result in the delisting becoming effective ten days after its filing.

The Company has been approved to trade its Common Shares on the OTCQX under the symbol “LICYF” and expects that the Common Shares will commence trading on OTCQX on February 27, 2025.

The Company is also seeking a listing of the Common Shares on another eligible market, on or before April 30, 2025.

Item 7.01	Regulation FD Disclosure.

On February 26, 2025, the Company issued a press release announcing that the Company expects its Common Shares to start trading on the OTCQX under the symbol “LICYF” on February 27, 2025 following suspension of trading on the NYSE, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 8.01	Other Events.

Risk Factors Update

The Company is updating and supplementing the risk factors contained in its previous filings with the SEC as set forth below. Unless otherwise indicated, references to “we,” “us,” “our” or “Li-Cycle” in this Current Report on Form 8-K mean the Company and its subsidiaries.

An active, liquid trading market for our common shares may not be sustained.

On February 27, 2025, our common shares are expected to begin trading in the over-the-counter markets on the OTCQX tier of the OTC Markets, under the symbol “LICYF”. The over-the-counter markets, including the OTCQX, are not stock exchanges and trading of securities on the OTCQX is more limited than on the NYSE. Quotation on the over-the-counter markets may result in a less liquid market available for existing and potential securityholders to trade our common shares and could depress the trading price of our common shares. We cannot assure you that an active public market for our common shares will be sustained in the future. If an active market for our common shares is not sustained, then the price may decline. These factors may result in investors having difficulty reselling any of our common shares. Further, an inactive trading market may also impair our ability to raise capital by selling our securities, to attract and motivate employees through equity incentive awards, or to acquire other companies, products, or technologies by using our securities as consideration.

Forward-Looking Statements Disclaimer

Certain statements contained in this Report on Form 8-K (including information incorporated by reference herein) may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, Section 21 of the Exchange Act and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this Report on Form 8-K include but are not limited to statements about: Li-Cycle’s expectations regarding the delisting of the Common Shares from the NYSE and the commencement of trading of the Common Shares on the OTCQX under the symbol “LICYF”. These statements are based on various assumptions, whether or not identified in this Report on Form 8-K (including information incorporated by reference herein). There can be no assurance that such assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and which may cause actual results to differ materially from the forward-looking information. The risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, include among other things risks and uncertainties related to Li-Cycle’s business and the assumptions on which the forward-looking information are based as described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the SEC as well as Li-Cycle’s subsequent filings with the SEC. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement. Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this Current Report on Form 8-K.

The following Exhibits are filed as part of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Waiver of Glencore Canada Corporation dated February 25, 2025

4.2	Waiver of Wood River Capital, LLC dated February 25, 2025

99.1	Press Release of Li-Cycle Holdings Corp. dated February 26, 2025

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

By:	/s/ Ajay Kochhar
Name:	Ajay Kochhar
Title:	President & CEO and Director

Date: February 27, 2025